Rule 497(e)
                                                             File Nos. 33-94668
                                                             and 811-9070

                        Supplement dated October 10, 1997
                      to Prospectus dated November 27, 1996

                            DEVCAP SHARED RETURN FUND

         The Domini Social Index (SM) Portfolio (the "Portfolio") has notified its shareholders of a special meeting of shareholders of the Portfolio on October 21, 1997, to vote on certain changes in the management of the Portfolio. The changes were previously approved by the Board of Trustees of the Portfolio and are intended to provide for more centralized management of the Portfolio. Because substantially all of the DEVCAP Shared Return Fund's (the "Fund") investable assets are invested in the Portfolio, the proposed new management structure affects both the Fund and the Portfolio.

         Under the terms of the restructuring, the Portfolio will enter into a new management agreement (the "Proposed Management Agreement") with Domini Social Investments LLC ("DSI"), subject to Portfolio shareholder approval. Under the Proposed Management Agreement, DSI will provide investment supervisory and administrative services to the Portfolio. DSI, in turn, will enter into a new submanagement agreement (the "Proposed Mellon Agreement") with Mellon Equity Associates ("Mellon Equity"), subject to shareholder approval. Under the proposed Mellon Agreement, Mellon Equity will manage the investments of the Portfolio on a day to day basis. For its services under the Proposed Management Agreement, DSI will receive a fee equal on an annual basis to 0.20% of the Portfolio's average daily net assets, except that for the first year of the Agreement, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Portfolio exceed, on an annual basis, 0.20% of the average daily net assets of the Portfolio for its current fiscal year.

         In connection with the above, the Board of Trustees of the Fund approved, on October 1, 1997, a modification to the voting procedures used by the Fund in respect of Portfolio shareholder action:

         Whenever the Fund is requested  to vote on a matter  pertaining  to the
         Portfolio, the Trustees of the Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Fund and vote the shares in accordance with such instructions, or vote the shares held by the Fund in the Portfolio in the same proportion as the vote of all other holders of the shares in the Portfolio. Whenever the Trustees determine to seek the instructions of the Fund shareholders and will cast votes at the Portfolio level in the same proportion as the votes of the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted by the Trustees in the same proportion as the shares for which it receives voting instructions.





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The  discussion on page 24 of the Fund's  prospectus in respect of the voting of shares of the Portfolio are modified as stated above.

         In accordance with the above voting procedure, the Trustees determined at a meeting on October 1, 1997, that it is appropriate to vote the shares of the Portfolio held by the Fund which it is entitled to vote in the same proportion as the vote of all other holders of shares of the Portfolio. As of September 8, 1997, the Fund held 1.7% of the shares of the Portfolio.






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                      Supplement dated October 10, 1997 to
           Statement of Additional Information dated November 27, 1996


                            DEVCAP SHARED RETURN FUND

         Mr. Gilbert H. Crawford resigned as President of the Fund, effective as of September 19, 1997, and was replaced by Mr. Joseph St. Clair, who was appointed as the new President of Devcap Shared Return Fund as of September 19, 1997.

         Please delete the following information on page 13 of the Statement of Additional Information under the Section entitled "Trustees of the Trust," under Gilbert H. Crawford's biographical information the word "since November, 1992 " and replace with the text "from November 1992 until June 1997".

         Please insert the following information on page 14 of the Statement of Additional Information under the Section entitled "Officers":

         Joseph St. Clair - President of the Trust (September 1997), President of Development Capital Fund (since June 1997), Director of Development Capital Fund (since December 1994), Director of Internal Audit, Catholic Relief Services (since May 1993), Departmental Vice- President, Alex. Brown Incorporated (prior to 1993).





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